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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    December 12, 2003
                                                   -------------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





             Delaware                 0-50158                   47-0863558
 ---------------------------          -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
         of incorporation)         File Number)             Identification No.)


     580 Kirts Blvd., Suite 300, Troy           Michigan            48084
     --------------------------------           --------            -----
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            (248) 712-7000
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1--6.       NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        NOT APPLICABLE.

         (c)               EXHIBITS.

                           99.1    Press Release issued December 12, 2003.

ITEMS 8.          NOT APPLICABLE.

ITEM 9.           REGULATION FD DISCLOSURE.

         On December 12, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing its net sales for the four weeks and forty-four weeks ended November 30, 2003.

ITEMS 10--12.     NOT APPLICABLE.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANK'S NURSERY & CRAFTS, INC.


Date: December 12, 2003                  By: /s/ Alan Minker
                                            ---------------------------
                                         Alan Minker
                                         Senior Vice President, Chief Financial
                                                Officer and Treasurer




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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

EX-99.1             Press Release issued December 12, 2003.